                                                                     Exhibit 4.3

                                                                  EXECUTION COPY



                            BAXTER INTERNATIONAL INC.

                                       and

       BANK ONE TRUST COMPANY, N.A., as Collateral Agent, Custodial Agent
                          and Securities Intermediary

                                       and

            BANK ONE TRUST COMPANY, N.A., as Purchase Contract Agent



                                PLEDGE AGREEMENT


                          Dated as of December 17, 2002

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE 1
                                  Definitions

Section 1.01.  Definitions ................................................    2

                                    ARTICLE 2
                                     Pledge

Section 2.01.  Pledge .....................................................    6
Section 2.02.  Control ....................................................    6
Section 2.03.  Termination ................................................    7

                                    ARTICLE 3
                       Distributions on Pledged Collateral

Section 3.01.  Income and Distributions ...................................    7
Section 3.02.  Principal Payments Following Termination Event .............    7
Section 3.03.  Principal Payments Prior to or on Purchase Contract
        Settlement Date ...................................................    7
Section 3.04.  Payments to Purchase Contract Agent ........................    8
Section 3.05.  Assets Not Properly Released ...............................    8

                                    ARTICLE 4
                                     Control

Section 4.01.  Establishment of Collateral Account ........................    9
Section 4.02.  Treatment as Financial Assets ..............................    9
Section 4.03.  Sole Control by Collateral Agent ...........................    9
Section 4.04.  Securities Intermediary's Location .........................   10
Section 4.05.  No Other Claims ............................................   10
Section 4.06.  Investment and Release .....................................   10
Section 4.07.  Statements and Confirmations ...............................   10
Section 4.08.  Tax Allocations ............................................   10
Section 4.09.  No Other Agreements ........................................   10
Section 4.10.  Powers Coupled with an Interest ............................   11
Section 4.11.  Waiver Of Lien; Waiver Of Set-off ..........................   11

                                    ARTICLE 5
          Initial Deposit; Creation of Treasury Units and Recreation of
                                 Corporate Units

Section 5.01.  Initial Deposit of Senior Notes .............................  11
Section 5.02.  Creation of Treasury Units ..................................  11
Section 5.03.  Recreation of Corporate Units ...............................  13
Section 5.04.  Termination Event ...........................................  14
Section 5.05.  Cash Settlement .............................................  15
Section 5.06.  Early Settlement and Cash Merger Early Settlement ...........  17
Section 5.07.  Application of Proceeds in Settlement of Purchase Contracts..  18

                                    ARTICLE 6
                      Voting Rights B Pledged Senior Notes

Section 6.01.  Voting Rights ...............................................  21

                                    ARTICLE 7
                               Rights and Remedies

Section 7.01.  Rights and Remedies of the Collateral Agent .................  21
Section 7.02.  Special Event Redemption ....................................  23
Section 7.03.  Successful Initial Remarketing ..............................  23
Section 7.04.  Substitutions ...............................................  23

                                    ARTICLE 8
                    Representations and Warranties; Covenants

Section 8.01.  Representations and Warranties ..............................  24
Section 8.02.  Covenants ...................................................  24

                                    ARTICLE 9
    The Collateral Agent, the Custodial Agent and the Securities Intermediary

Section 9.01.  Appointment, Powers and Immunities ..........................  25
Section 9.02.  Instructions of the Company .................................  26
Section 9.03.  Reliance by Collateral Agent and Securities Intermediary ....  26
Section 9.04.  Certain Rights ..............................................  27
Section 9.05.  Merger, Conversion, Consolidation or Succession to Business..  27
Section 9.06.  Rights in Other Capacities ..................................  28
Section 9.07.  Non-reliance on Collateral Agent, the Custodial Agent and
        Securities Intermediary ............................................  28
Section 9.08.  Compensation and Indemnity ..................................  28
Section 9.09.  Failure to Act ..............................................  29

Section 9.10.  Resignation of Collateral Agent, the Custodial Agent and
        Securities Intermediary ............................................  30
Section 9.11.  Right to Appoint Agent or Advisor ...........................  31
Section 9.12.  Survival ....................................................  32
Section 9.13.  Exculpation .................................................  32

                                   ARTICLE 10
                                    Amendment

Section 10.01.  Amendment Without Consent of Holders .......................  32
Section 10.02.  Amendment with Consent of Holders ..........................  32
Section 10.03.  Execution of Amendments ....................................  34
Section 10.04.  Effect of Amendments .......................................  34
Section 10.05.  Reference of Amendments ....................................  34

                                   ARTICLE 11
                                  Miscellaneous

Section 11.01.  No Waiver ..................................................  34
Section 11.02.  Governing Law; Submission to Jurisdiction ..................  35
Section 11.03.  Notices ....................................................  35
Section 11.04.  Successors and Assigns .....................................  35
Section 11.05.  Counterparts ...............................................  35
Section 11.06.  Severability ...............................................  36
Section 11.07.  Expenses, Etc ..............................................  36
Section 11.08.  Security Interest Absolute .................................  36
Section 11.09.  Notice of Special Event, Special Event Redemption and
        Termination Event ..................................................  37


EXHIBITS

Exhibit A - Instruction from Purchase Contract Agent to Collateral Agent
        (Creation of Treasury Units)
Exhibit B - Instruction from Collateral Agent to Securities Intermediary
        (Creation of Treasury Units)
Exhibit C - Instruction from Purchase Contract Agent to Collateral Agent
        (Recreation of Corporation Units)
Exhibit D - Instruction from Collateral Agent to Securities Intermediary
        (Recreation of Corporation Units)
Exhibit E - Notice of Cash Settlement from Collateral Agent to Purchase
        Contract Agent
Exhibit F - Instruction to Custodial Agent Regarding Remarketing
Exhibit G - Instruction to Custodial Agent Regarding Withdrawal From
        Remarketing

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of December 17, 2002 among BAXTER INTERNATIONAL INC., a Delaware corporation (the "Company"), BANK ONE TRUST COMPANY, N.A., a national banking association, as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent"), and as securities intermediary (as defined in Sections 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and BANK ONE TRUST COMPANY, N.A., a national banking association, as purchase contract agent and as attorney-in-fact of the Holders from time to time of the Units (in such capacity, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement.

                                    RECITALS

         WHEREAS, the Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract Agreement"), pursuant to which 22,000,000 Corporate Units will be issued.

         WHEREAS, each Corporate Unit, at issuance, consists of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") pursuant to which the Holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount equal to $50.00 (the "Stated Amount"), a number of shares of the Company's common stock, par value $1.00 per share, together with the Rights evidenced by such common stock to the extent provided in the Rights Agreement ("Common Stock"), equal to the Settlement Rate and (b) either a Senior Note or an Applicable Ownership Interest in the Treasury Portfolio.

         WHEREAS, pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral to secure the Obligations.

         NOW, THEREFORE, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent agree as follows:

                                    ARTICLE 1
                                   Definitions

         Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

         (b) the following terms which are defined in the UCC shall have the meanings set forth therein: "certificated security," "control," "financial asset," "entitlement order," "securities account" and "security entitlement";

         (c) capitalized terms used herein and not defined herein have the meanings assigned to them in the Purchase Contract Agreement; and

         (d)  the following terms have the meanings given to them in this
Section 1.01(d):

         "Agreement" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time.

         "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

         "Collateral" means the collective reference to:

              (i) the Collateral Account and all investment property and other financial assets from time to time credited to the Collateral Account and all security entitlements with respect thereto, including, without limitation, (A) the Senior Notes and security entitlements relating thereto that are a component of the Corporate Units from time to time,
         (B) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the Corporate Units from time to time; (C) any Treasury Securities and security entitlements relating thereto delivered from time to time upon creation of Treasury Units in accordance with Section 5.02 hereof and (D) payments made by Holders pursuant to Section 5.05 hereof;

              (ii) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

              (iii) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

         "Collateral Account" means the securities account of Bank One Trust Company, N.A., a national banking association, as Collateral Agent, maintained by the Securities Intermediary and designated "Bank One Trust Company, N.A., as Collateral Agent of Baxter International Inc., as pledgee of Bank One Trust Company, N.A., as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders".

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of the Purchase Contract Agreement, and thereafter "Company" shall mean such successor.

         "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of a Senior Note or an appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract; provided that the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio shall not be subject to the Pledge.

         "Corporate Units Certificate " means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

         "Obligations" means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder's Purchase Contract, the Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

         "Permitted Investments" means any one of the following, in each case maturing on the Business Day following the date of acquisition:

              (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the

         United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

              (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the Collateral Agent);

              (3) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

              (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

              (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

              (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

         "Person" means any legal person, including, without limitation, any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Pledge" means the lien and security interest created by this Agreement.

         "Pledged Applicable Ownership Interests" means the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) of the Holders with respect to the Treasury Portfolio and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "Pledged Senior Notes" means Senior Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "Pledged Securities" means the Pledged Senior Notes, the Pledged Applicable Ownership Interests and the Pledged Treasury Securities, collectively.

         "Pledged Treasury Securities" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

         "Proceeds" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation the Remarketing), exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

         "Purchase Contract Agent" has the meaning specified in the paragraph preceding the recitals of this Agreement.

         "Separate Senior Notes" means Senior Notes which are not components of Corporate Units.

         "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

         "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

         "Transfer" means (i) in the case of certificated securities in registered form, delivery as provided in `8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

         "Treasury Securities" means zero-coupon U.S. treasury securities that mature on February 15, 2006 (CUSIP No. 912803AJ2).

         "Treasury Unit" means, following the substitution of Treasury Securities for Senior Notes as collateral to secure a Holder's Obligations, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

         "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         "Value" means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Treasury Securities or Senior Notes, the aggregate principal amount thereof at maturity and (3) Applicable Ownership Interests (as specified in clause (i) of the definition of such term), the appropriate percentage of the aggregate principal amount at maturity of the Treasury Portfolio.

                                    ARTICLE 2
                                     Pledge

         Section 2.01. Pledge. Each Holder, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, and the Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person's right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

         Section 2.02.  Control.

         (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article 4 of this Agreement.

         Section 2.03. Termination. As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Collateral Agent shall instruct the Securities Intermediary to Transfer such Holder's portion of the Collateral to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

                                    ARTICLE 3
                       Distributions on Pledged Collateral

         Section 3.01. Income and Distributions. The Collateral Agent shall transfer all income and distributions received by the Collateral Agent on account of the Pledged Senior Notes, the Pledged Applicable Ownership Interests or Permitted Investments from time to time held in the Collateral Account (ABA No. 071000013, A/C No. 2600099401, Re: Baxter International Inc.) to the Purchase Contract Agent for distribution to the applicable Holders as provided in the Purchase Contracts or Purchase Contract Agreement.

         Section 3.02. Principal Payments Following Termination Event. Following a Termination Event, the Collateral Agent shall transfer all principal payments it receives, if any, in respect of (1) the Pledged Senior Notes, (2) the Pledged Applicable Ownership Interests, and (3) the Pledged Treasury Securities, to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby.

         Section 3.03. Principal Payments Prior to or on Purchase Contract Settlement Date.

         (a) Subject to the provisions of Section 5.06, and except as provided in Section 3.03(b) below, if no Termination Event shall have occurred, all principal payments received by the Securities Intermediary in respect of (1) the Pledged Senior Notes, (2) the Pledged Applicable Ownership Interests and (3) the Pledged Treasury Securities, shall be held and invested in Permitted Investments until the Purchase Contract Settlement Date, and transferred to the Company on the Purchase Contract Settlement Date as provided in Section 5.07 hereof. Any balance remaining in the Collateral Account shall be released from the Pledge and transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any payments made under this Section 3.03(a) shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Securities

Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such payments in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

         (b) All principal payments received by the Securities Intermediary in respect of (1) the Pledged Senior Notes, (2) the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) in the Treasury Portfolio and (3) the Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto shall be transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

         Section 3.04. Payments to Purchase Contract Agent. The Securities Intermediary shall use commercially reasonable efforts to deliver payments to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 12:00 p.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

         Section 3.05. Assets Not Properly Released. If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Purchase Contract Agent shall have no liability under this Section 3.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

                                    ARTICLE 4
                                     Control

         Section 4.01. Establishment of Collateral Account. The Securities Intermediary hereby confirms that:

         (a)   the Securities Intermediary has established the Collateral
Account;

         (b)   the Collateral Account is a securities account;

         (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

         (d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Purchase Contract Agreement, including any Applicable Ownership Interests in the Treasury Portfolio (as specified in clause (i) of the definition thereof) and the Permitted Investments, will be credited promptly to the Collateral Account; and

         (e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Purchase Contract Agent and indorsed to the Securities Intermediary or in blank,
(ii) registered in the name of the Securities Intermediary or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent or any Holder or specially indorsed to the Purchase Contract Agent or any Holder, unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

         Section 4.02. Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

         Section 4.03.  Sole Control by Collateral Agent. Except as provided in
Section 6.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

         Section 4.04. Securities Intermediary's Location. The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction.

         Section 4.05. No Other Claims. Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Purchase Contract Agent.

         Section 4.06. Investment and Release. All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

         Section 4.07. Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Purchase Contract Agent and the Collateral Agent at their addresses for notices under this Agreement.

         Section 4.08. Tax Allocations. The Purchase Contract Agent shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. Neither the Securities Intermediary nor the Collateral Agent shall have any tax reporting duties hereunder.

         Section 4.09. No Other Agreements. The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

         Section 4.10. Powers Coupled with an Interest. The rights and powers granted in this Article 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Article 4 shall continue in effect until the termination of the Pledge.

         Section 4.11. Waiver Of Lien; Waiver Of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Company.

                                    ARTICLE 5
          Initial Deposit; Creation of Treasury Units and Recreation of
                                 Corporate Units

         Section 5.01. Initial Deposit of Senior Notes. (a) Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate Units, shall Transfer to the Securities Intermediary, for credit to the Collateral Account, the Senior Notes or security entitlements relating thereto, and, in the case of security entitlements, the Securities Intermediary shall indicate by book-entry that a securities entitlement to such Senior Notes has been credited to the Collateral Account.

         (a) The Collateral Agent may, at any time or from time to time, in its sole discretion, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Collateral Agent agrees not to cause any Senior Notes to be so re-registered.

         Section 5.02.  Creation of Treasury Units.

         (a) Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, a Holder of Corporate Units shall have the right, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, to create Treasury Units by substitution of Treasury Securities or security entitlements with respect thereto for the Pledged Senior Notes comprising a part of such Holder's Corporate Units, in integral multiples of 20 Corporate Units by:

               (i) Transferring to the Collateral Agent for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Senior Notes to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has notified the Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Senior Notes that are a component of such Corporate Units; and

               (ii) delivering the related Corporate Units to the Purchase Contract Agent.

         Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B, to release such Pledged Senior Notes from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units and subject to the conditions of the Purchase Contract Agreement, a Holder of Corporate Units may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio with respect to such Corporate Units, but only in multiples of 20,000 Corporate Units. In such an event, the Holder shall transfer the required amount of Treasury Securities to the Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent shall request the Collateral Agent to instruct the Securities Intermediary to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio in the manner set forth above.

         (b) Upon credit to the Collateral Account of Treasury Securities or security entitlements with respect thereto delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the

Securities Intermediary shall release such Pledged Senior Notes or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Section 5.03.  Recreation of Corporate Units.

         (a) Unless the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to recreate Corporate Units by substitution of Senior Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 20 Treasury Units by:

               (i) Transferring to the Securities Intermediary for credit to the Collateral Account Senior Notes or security entitlements with respect thereto having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Senior Notes or security entitlements with respect thereto to the Collateral Account for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units; and

               (ii) delivering the related Treasury Units to the Purchase Contract Agent.

         Upon receipt of such notice and confirmation that Senior Notes or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit D hereto to release such Pledged Treasury Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         If the Treasury Portfolio has replaced the Senior Notes as a component of the Corporate Units, a Holder of Treasury Units may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute the Applicable Ownership Interests in the Treasury Portfolio for the Pledged Treasury Securities with respect to such Treasury Units, but only in multiples of 20,000 Treasury Units. In such an event, the Holder shall Transfer the required Applicable Ownership Interests in the Treasury Portfolio to the

Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent shall request the Collateral Agent to instruct the Securities Intermediary to release and Transfer to the Holder the Pledged Treasury Securities in the manner set forth above.

         (b) Upon credit to the Collateral Account of Senior Notes or security entitlements with respect thereto or Applicable Ownership Interests in the Treasury Portfolio delivered by a Holder of Treasury Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Treasury Securities and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

         Section 5.04.  Termination Event.

         (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

               (i) any Pledged Senior Notes or security entitlements with respect thereto or Pledged Applicable Ownership Interests;

               (ii)     any Pledged Treasury Securities, and

               (iii) any payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof,

to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to its interest in the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, the Purchase Contract Agent shall have the right (but not the obligation) to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio.

         (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 5.04, the Purchase Contract Agent shall:

               (i) use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.04, and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.04, then the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Senior Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.05 hereof and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 5.04; and

               (ii)     commence an action or proceeding like that described in
         Section 5.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

         Section 5.05.  Cash Settlement.

         (a) Upon receipt by the Collateral Agent of (1) a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of Corporate Units or Treasury Units that such Holder has elected, in accordance with the procedures specified in Section 5.02(b)(i) or (d)(i) of the Purchase Contract Agreement, respectively, to effect a Cash Settlement and (2) payment by such Holder by deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date of the Purchase Price in lawful money of the United States by certified or cashier's check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

               (i) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

               (ii) instruct the Securities Intermediary to release from the Pledge such Holder's related Pledged Senior Notes, Pledged Applicable Ownership Interests and Pledged Treasury Securities, as applicable, as to which such Holder has effected a Cash Settlement pursuant to this
         Section 5.05(a); and

               (iii) instruct the Securities Intermediary to Transfer all such Pledged Senior Notes, Pledged Applicable Ownership Interests and the Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

         The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time) on the day such Cash is received by the Collateral Agent or to be reinvested by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such Cash in the Permitted Investments described in clause (6) of the definition of Permitted Investments. In no event shall the Collateral Agent or Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent and Securities Intermediary shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

         Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall
(A) instruct the Securities Intermediary to pay the portion of such proceeds and deliver any certified or cashier's checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

         (b) If a Holder of Corporate Units (unless the Treasury Portfolio has replaced the Senior Notes as a component of such Corporate Units) (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in Section 5.02(b)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.02(b)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Senior Notes in accordance with Section 5.02(b)(iii) of the Purchase Contract Agreement.

         (c) If a Holder of a Treasury Unit or a Holder of a Corporate Unit (if the Treasury Portfolio has replaced the Senior Notes as a component of such Corporate Unit) (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in Section 5.02(d)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent as provided in Section 5.02(d)(ii) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by
Section 5.02(d)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with Section 5.02(d)(iii) of the Purchase Contract Agreement.

         (d) As soon as practicable after 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units, (ii) the amount of Cash that it has received with respect to the Cash Settlement of Treasury Units and (iii) the amount of Pledged Senior Notes to be remarketed in the Final Remarketing pursuant to Section 5.02(b)(iii) of the Purchase Contract Agreement.

         (e) If there has been a Failed Final Remarketing, as soon as practicable after 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units, (ii) the amount of Cash that it has received with respect to the Cash Settlement of Treasury Units and (iii) the amount of Pledged Senior Notes with respect to which an automatic deemed exercise of the Put Right has occurred pursuant to Section 5.02(c)(iii) of the Purchase Contract Agreement.

         Section 5.06. Early Settlement and Cash Merger Early Settlement. Upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of Units has elected to effect either (i) Early Settlement of its obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.07 of the Purchase Contract Agreement or (ii) Cash Merger Early Settlement of its obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.04(b)(ii) of the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement or Cash

Merger Early Settlement, as the case may be, have been satisfied, then the Collateral Agent shall release from the Pledge, (1) Pledged Senior Notes or the Pledged Applicable Ownership Interests in the case of a Holder of Corporate Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests or Pledged Senior Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby. A holder of Treasury Units may settle early only in integral multiples of 20 Treasury Units, and a Holder of Corporate Units, if the Treasury Portfolio has replaced the Senior Notes as a component of such Corporate Units, may settle early only in integral multiples of 20,000 Corporate Units.

         Section 5.07. Application of Proceeds in Settlement of Purchase Contracts.

         (a) If a Holder of Corporate Units (unless the Treasury Portfolio has replaced the Senior Notes as a component of such Corporate Units) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(b)(i) of the Purchase Contract Agreement or does notify the Purchase Contract Agent as provided in paragraph 5.02(b)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(b)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the Final Remarketing of the related Pledged Senior Notes. In the event of a Successful Final Remarketing, the Collateral Agent shall instruct the Securities Intermediary to Transfer the related Pledged Senior Notes to the Remarketing Agent, upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Final Remarketing (less, to the extent permitted by the Remarketing Agreement, the Remarketing
Fee) in the Collateral Account. The Collateral Agent shall instruct the Securities Intermediary to invest the Proceeds of the Final Remarketing in Permitted Investments set forth in clause (6) of the definition of Permitted Investments. On the Purchase Contract Settlement Date, the Collateral Agent shall, in consultation with the Purchase Contract Agent, instruct the Securities Intermediary to remit a portion of the Proceeds from such Final Remarketing equal to the aggregate principal amount of such Pledged Senior Notes to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts and to remit the balance of the Proceeds from the Final Remarketing, if any, to the Purchase Contract Agent for distribution to such Holder.

         Upon a Failed Final Remarketing, each Holder of Corporate Units (unless the Treasury Portfolio has replaced the Senior Notes represented by such Corporate Units) that has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(e)(i) of the Purchase Contract Agreement or does notify the Purchase Contract Agent as provided in paragraph 5.02(e)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(e)(ii) of the Purchase Contract Agreement, shall be deemed to have exercised such Holder's Put Right with respect to the Senior Notes that are a component of Corporate Units. Upon exercise of the Put Right with respect to such Senior Notes, the Company shall on the Purchase Contract Settlement Date cause the aggregate Put Price with respect to such Senior Notes to be deposited in the Collateral Account and the Collateral Agent shall cause the Securities Intermediary to remit the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from a portion of the Proceeds of the Put Right to the Company in full satisfaction of the Holder's obligations under the related Purchase Contract; provided that if the Company shall fail to pay the Put Price when due, the Company shall be deemed to have netted the Holders' obligations to pay the aggregate Purchase Price under such Purchase Contracts against the Company's obligation to pay the Put Price in full satisfaction of the Holders' obligations under the Purchase Contracts. Following such payment or netting of the Put Price, the Holders' obligations to pay the Purchase Price under the Purchase Contracts will be deemed to be satisfied in full, and the Collateral Agent shall cause the Securities Intermediary to release the Pledged Senior Notes from the Collateral Account and shall promptly deliver the Pledged Senior Notes to the Company. Thereafter, the Collateral Agent shall promptly remit the remaining portion, if any, of the Put Price in excess of the aggregate Purchase Price under such Purchase Contracts to the Purchase Contract Agent for payment to the Holder of the Corporate Units to which such Senior Notes relate.

         (b) If a Holder of a Treasury Unit or a Holder of a Corporate Unit (if the Treasury Portfolio has replaced the Senior Notes as a component of such Corporate Unit) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(d)(i) of the Purchase Contract Agreement, or has given such notice but failed to make such payment in the manner required by Section 5.02(d)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be. Promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, in Permitted Investments set forth in clause (6) of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time) on such date, the Company shall otherwise instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. Without receiving any instruction from any Holder, the Collateral Agent shall instruct the Securities Intermediary to remit the Proceeds of the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to transfer such excess, when received, to the Purchase Contract Agent for distribution to Holders.

         (c) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Senior Notes may elect to have their Separate Senior Notes remarketed under the Remarketing Agreement, by delivering their Separate Senior Notes along with a notice of such election, substantially in the form of Exhibit F hereto, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Senior Notes remarketed in such Remarketing. The Custodial Agent shall hold Separate Senior Notes in an account separate from the Collateral Account in which the Pledged Securities shall be held. Holders of Separate Senior Notes electing to have their Separate Senior Notes remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G hereto, prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Senior Notes to such Holder.

         By 11:00 a.m. (New York City time) on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Senior Notes to be remarketed and deliver to the Remarketing Agent for remarketing all Separate Senior Notes delivered to the Custodial Agent pursuant to this Section 5.07(c) and not validly withdrawn prior to such date. In the event of a Successful Remarketing, after deducting the Remarketing Fee, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds of such Remarketing for payment to the Holders of the remarketed Separate Senior Notes, in accordance with their respective interests. In the event of a Failed Remarketing, the Remarketing Agent will promptly return such Separate Senior Notes to the Custodial Agent, and, in the event of a Failed Final Remarketing, the Custodial Agent shall deliver such Separate Senior Notes to the appropriate Holders.

                                    ARTICLE 6
                      Voting Rights B Pledged Senior Notes

         Section 6.01. Voting Rights. Subject to the terms of Section 4.02 of the Purchase Contract Agreement, the Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Senior Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if, in the judgment of the Purchase Contract Agent, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Senior Notes; and provided, further, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Senior Notes, including notice of any meeting at which holders of the Senior Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Senior Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Senior Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Purchase Contract Agent with respect to the Pledged Senior Notes.

                                    ARTICLE 7
                               Rights and Remedies

         Section 7.01.  Rights and Remedies of the Collateral Agent.

         (a) In addition to the rights and remedies specified in Section 5.07 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.01(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Senior Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement or (2) sale of the Pledged Senior Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in one or more public or private sales.

         (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the applicable Pledged Applicable Ownership Interests, or on account of principal payments of any Pledged Treasury Securities as provided in Article 3 hereof, in satisfaction of the Obligations of the Holder of the Units of which such applicable Pledged Applicable Ownership Interests or such Pledged Treasury Securities, as applicable, are a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or Pledged Applicable Ownership Interests, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

         (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Senior Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the principal amount of the Pledged Applicable Ownership Interests, subject, in each case, to the provisions of Article 3 hereof, and as otherwise granted herein.

         (d) The Purchase Contract Agent and each Holder of Units agrees that, from time to time, upon the written request of the Collateral Agent or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

         Section 7.02. Special Event Redemption. Upon the occurrence of a Special Event Redemption while Senior Notes are still credited to the Collateral Account, the Collateral Agent is hereby authorized to present the Pledged Senior Notes for payment as may be required by their respective terms and to direct the Indenture Trustee to remit the Redemption Price to the Securities Intermediary for credit to the Collateral Account, on or prior to 12:30 p.m., New York City time on such Special Event Redemption Date, by federal funds check or wire transfer of immediately available funds. Upon receipt of such funds, the Pledged Senior Notes shall be released from the Collateral Account and promptly transferred to the Company. Upon the crediting of such funds to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to (a) apply an amount equal to the Redemption Amount of such funds to purchase the Treasury Portfolio from the Quotation Agent, (b) credit to the Collateral Account the Applicable Ownership Interests specified in clause (i) of the definition of such term and (c) promptly remit the remaining portion of such funds, if any, to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests.

         Section 7.03. Successful Initial Remarketing. In the event of a Successful Remarketing prior to the Final Remarketing Date, the Collateral Agent shall, at the direction of the Company, instruct the Securities Intermediary to
(i) Transfer the Pledged Senior Notes to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing (after deducting any Remarketing Fee) in the Collateral Account,
(ii) apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent the Treasury Portfolio, (iii) credit the Applicable Ownership Interests specified in clause (i) of the definition of such term to the Collateral Account, and (iv) promptly remit the remaining portion of such Proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests. With respect to Separate Senior Notes, any Proceeds of such Remarketing (after deducting any Remarketing
Fee) attributable to the Separate Senior Notes will be remitted to the Custodial Agent for payment to the holders of Separate Senior Notes. The Pledged Applicable Ownership Interests thus credited to the Collateral Account will secure the obligation of all Holders of Corporate Units to purchase Common Stock of the Company under the Purchase Contracts constituting a part of such Corporate Units, in substitution for the Pledged Senior Notes, which shall be released from the Collateral Account. In the event of a Failed Final Remarketing, the Pledged Senior Notes shall remain credited to the Collateral Account and Section 5.07 shall apply.

         Section 7.04. Substitutions. Whenever a Holder has the right to substitute Treasury Securities, Senior Notes or security entitlements for any of them or the appropriate Applicable Ownership Interest (as defined in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                    ARTICLE 8
                    Representations and Warranties; Covenants

         Section 8.01. Representations and Warranties. Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

         (a) such Holder has the power to grant a security interest in and lien on the Collateral;

         (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article 2 hereof;

         (c) upon the Transfer of the Collateral to the Collateral Agent for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article 4 hereof); and

         (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

         Section 8.02. Covenants. The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the

Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

         (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

         (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Units.

                                    ARTICLE 9
    The Collateral Agent, the Custodial Agent and the Securities Intermediary

         It is hereby agreed as follows:

         Section 9.01. Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent or Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:

         (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent and Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent and Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

         (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Units or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be), the Units, any Collateral or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

         (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 9.02 hereof, subject to Section 9.08 hereof);

         (d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

         (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder as determined by industry standards.

         No provision of this Agreement shall require the Collateral Agent, Custodial Agent or Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, Custodial Agent or Securities Intermediary be liable for any amount in excess of the Value of the Collateral.

         Section 9.02. Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified to its satisfaction as provided herein. Nothing contained in this Section 9.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary has any obligation or responsibility to file UCC financing statements.

         Section 9.03. Reliance by Collateral Agent and Securities Intermediary. Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

         Section 9.04. Certain Rights. (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company's officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         (a) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

         Section 9.05. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         Section 9.06. Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any other Person interested herein and any Holder of Units (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

         Section 9.07. Non-reliance on Collateral Agent, the Custodial Agent and Securities Intermediary. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Units of this Agreement, the Purchase Contract Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

         Section 9.08.  Compensation and Indemnity. The Company agrees to:

         (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

         (b) indemnify and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "Indemnitees"), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "Losses" and individually, a "Loss") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to rely pursuant to the terms of this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct or bad faith with respect to the specific Loss against which indemnification is sought; and

         (c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance or performance of its powers and duties under this Agreement, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct or bad faith with respect to the specific Loss against which indemnification is sought.

         The provisions of this Section and Section 11.07 shall survive the resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary and the termination of this Agreement.

         Section 9.09. Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

         (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or

         (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

         The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

         Section 9.10. Resignation of Collateral Agent, the Custodial Agent and Securities Intermediary.

         (a) Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

               (i) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Units;

               (ii) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company; and

               (iii) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the direction of the Holders of Units.

         The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 9.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, which shall not be an Affiliate of the Purchase Contract Agent. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or the Company's or the Purchase Contract Agent's giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral

Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.

         (b) Because Bank One Trust Company, N.A. is serving as the Collateral Agent hereunder and the Purchase Contract Agent under the Purchase Contract Agreement, if an event of default occurs hereunder or under the Purchase Contract Agreement, Bank One Trust Company, N.A. will resign as the Collateral Agent, but continue to act as the Purchase Contract Agent. A successor Collateral Agent will be appointed in accordance with the terms hereof. If any such event of default is cured or waived prior to the appointment of a successors Collateral Agent, the duty of Bank One Trust Company, N.A. to resign in respect of such event of default shall cease.

         Section 9.11. Right to Appoint Agent or Advisor. The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 9.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

         Section 9.12. Survival. The provisions of this Article 9 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

         Section 9.13. Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them and regardless of the form of action.

                                   ARTICLE 10
                                    Amendment

         Section 10.01. Amendment Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, to:

         (a) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company;

         (b) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Purchase Contract Agent;

         (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

         (d) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

         Section 10.02. Amendment with Consent of Holders. With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of such Holders delivered to the Company, the Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, as the case may be, the Company, when duly authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Unit adversely affected thereby in any material respect:

         (a) change the amount or type of Collateral underlying a Unit (except for the rights of holders of Corporate Units to substitute the Treasury Securities for the Pledged Senior Notes or the Pledged Applicable Ownership Interests, as the case may be, or the rights of Holders of Treasury Units to substitute Senior Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, for the Pledged Treasury Securities), unless such change is not adverse to the Holders, impair the right of the Holder of any Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

         (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Unit affected thereby pursuant to the Purchase Contract Agreement if such action were effected by a modification or amendment of the provisions of the Purchase Contract Agreement; or

         (c) reduce the percentage of Purchase Contracts the consent of whose Holders is required for the modification or amendment of the provisions of this Agreement;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or only the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 10.03. Execution of Amendments. In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall be entitled to receive and (subject to Section 7.01 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied. The Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.

         Section 10.04. Effect of Amendments. Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

         Section 10.05. Reference of Amendments. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Certificates representing Outstanding Units.

                                   ARTICLE 11
                                  Miscellaneous

         Section 11.01. No Waiver. No failure on the part of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         Section 11.02. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 11.03. Notices. All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         Section 11.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

         Section 11.05. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 11.06. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         Section 11.07. Expenses, Etc The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:

         (a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;

         (b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Units to satisfy its obligations under the Purchase Contracts forming a part of the Units and (ii) the enforcement of this Section 11.07;

         (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;

         (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section
9.11 of this Agreement; and

         (e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties hereunder.

         Section 11.08. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

         (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

         Section 11.09. Notice of Special Event, Special Event Redemption and Termination Event. Upon the occurrence of a Special Event, a Special Event Redemption or a Termination Event, the Company shall deliver written notice to the Purchase Contract Agent, the Collateral Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Special Event, a Special Event Redemption or a Termination Event has occurred.

                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BAXTER INTERNATIONAL INC.                    BANK ONE TRUST COMPANY, N.A., as
                                             Purchase Contract Agent and as
                                             attorney-in-fact of the Holders
                                             from time to time of the Units


By: _________________________________        By: _______________________________
    Name:                                        Name:
    Title:                                       Title:

Address for Notices:                         Address for Notices:

Baxter International Inc.                    Bank One Trust Company, N.A.
One Baxter Parkway                           1 Bank One Plaza
Deerfield, Illinois 60015                    Suite IL1-0823
Telecopier No.: 847-948-3827                 Chicago, IL 60670-0823
Attention: General Counsel                   Telecopier No.: 312-336-8840
                                             Attention: Corporate Trust
                                             Administration


BANK ONE TRUST COMPANY, N.A.,
as Collateral Agent, Custodial Agent
and Securities Intermediary


By: _________________________________
    Name:
    Title:


Address for Notices:

Bank One Trust Company, N.A.
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust
Administration

                                                                       EXHIBIT A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                          (Creation of Treasury Units)

Bank One Trust Company, N.A.
The Purchase Contract Agent
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

         Re: _________ Corporate Units of Baxter International Inc. (the "Company")

               The securities account of Bank One Trust Company, N.A., as Collateral Agent, maintained by the Securities Intermediary and designated "Bank One Trust Company, N.A., as Collateral Agent of Baxter International Inc., as pledgee of Bank One Trust Company, N.A., as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Pledge Agreement, dated as of December 17, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.02 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $__________ Value of Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Senior Notes relating to _________ Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal

Value of Pledged Senior Notes in accordance with Section 5.02 of the Pledge Agreement.

Date:
                                         Bank One Trust Company, N.A., as
                                            Purchase Contract Agent and as
                                            attorney-in-fact of the Holders
                                            from time to time of the Units

                                         By: ___________________________________
                                             Name:
                                             Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Senior
Notes:

         ____________________________          _________________________________
                     Name:                     Social Security or other Taxpayer
                                                 Identification Number, if any

         ____________________________
                   Address


         ____________________________

         ____________________________

                                                                       EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                          (Creation of Treasury Units)

Bank One Trust Company, N.A.
as Securities Intermediary
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

Re:      _________ Corporate Units of Baxter International Inc. (the "Company")

         The securities account of Bank One Trust Company, N.A., as Collateral Agent, maintained by the Securities Intermediary and designated "Bank One Trust Company, N.A., as Collateral Agent of Baxter International Inc., as pledgee of Bank One Trust Company, N.A., as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Pledge Agreement, dated as of December 17, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of Pledged Senior Notes or security entitlements with respect thereto relating to _____ Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

Dated:  _______________________
                                              Bank One Trust Company, N.A., as
                                                 Collateral Agent


                                              By: ______________________________
                                                  Name:
                                                  Title:

Please print name and address of Holder:


         ____________________________          _________________________________
                     Name:                     Social Security or other Taxpayer
                                               Identification Number, if any

         ____________________________
                   Address


         ____________________________

         ____________________________

                                                                       EXHIBIT C

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Recreation of Corporate Units )

Bank One Trust Company, N.A.
The Purchase Contract Agent
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

Re:      ____________ Treasury Units of Baxter International Inc. (the
         "Company")

         Please refer to the Pledge Agreement dated as of December 17, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary, as Custodial Agent and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         We hereby notify you in accordance with Section 5.03 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $ Value of Senior Notes or security entitlements with respect thereto in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such Senior Notes or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

         We hereby request that you instruct the Securities Intermediary, upon confirmation that such Senior Notes or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements with respect thereto related to _____ Treasury Units of such Holder in accordance with Section 5.03 of the Pledge Agreement.

                                                Bank One Trust Company, N.A. as
                                                Purchase Contract Agent

Dated:   __________________________             By: ____________________________
                                                    Name:
                                                    Title:

Please print name and address of Holder electing to substitute Senior Notes or security entitlements with respect thereto for Pledged Treasury Securities:

         _____________________________         _________________________________
                     Name:                     Social Security or other Taxpayer
                                               Identification Number, if any

         _____________________________
                   Address


         _____________________________

         _____________________________

                                                                       EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                         (Recreation of Corporate Units)

Bank One Trust Company, N.A.
as Securities Intermediary
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

Re:      ___________ Treasury Units of Baxter International Inc. (the "Company")

         The securities account of Bank One Trust Company, N.A., as Collateral Agent, maintained by the Securities Intermediary and designated "Bank One Trust Company, N.A., as Collateral Agent of Baxter International Inc., as pledgee of Bank One Trust Company, N.A., as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "Collateral Account")

         Please refer to the Pledge Agreement dated as of December 17, 2002 (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent and Bank One Trust Company, N.A., as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

         When you have confirmed that $ __________ Value of Senior Notes or security entitlements with respect thereto has been credited to the Collateral Account by or for the benefit of ________________, as Holder of Treasury Units (the "Holder"), you are hereby instructed to release from the Collateral Account $ __________ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.

                                           Bank One Trust Company, N.A., as
                                           Collateral Agent

Dated:   _____________________________     By: _________________________________
                                               Name:
                                               Title:

Please print name and address of Holder:


         ______________________________        _________________________________
                      Name:                    Social Security or other Taxpayer
                                               Identification Number, if any

         ______________________________
                    Address


         ______________________________

         ______________________________

                                                                       EXHIBIT E

                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                        AGENT TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

Bank One Trust Company, N.A.
The Purchase Contract Agent
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

Re: __________ Corporate Units of Baxter International Inc. (the "Company") __________ Treasury Units of the Company

       Please refer to the Pledge Agreement dated as of December 17, 2002 (the "Pledge Agreement"), by and among you, the Company, and Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

       In accordance with Section 5.05(d) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding February 16, 2006 (the "Purchase Contract Settlement Date"), we have received (i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ________________ Corporate Units, (ii) $ ___________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury Units and (iii) based on the funds received set forth in clause (i) above, an aggregate principal amount of $_________ of Pledged Senior Notes are to be tendered for purchase in the Final Remarketing.

                                               Bank One Trust Company, N.A., as
                                               Collateral Agent

Dated:   _________________________             By: _____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT F

              INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING

Bank One Trust Company, N.A.
The Custodial Agent
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

         Re:   Senior Notes Due February 16, 2008 of Baxter International Inc.
(the "Company")

         The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of December 17, 2002 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary and Bank One Trust Company, N.A., as the Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to deliver $______________ aggregate principal amount of Separate Senior Notes for delivery to the Remarketing Agent prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial] [Final] Remarketing Date for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate Senior Notes tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

         The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of a Failed Remarketing, upon receipt of the Separate Senior Notes tendered herewith from the Remarketing Agent, to deliver such Separate Senior Notes to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

         With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate Senior Notes tendered hereby and that the undersigned is the record owner of any Senior Notes tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Senior Notes tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial] [Final] Remarketing Date, such election shall become an irrevocable election to have such Separate Senior Notes remarketed in the Remarketing, and that the Separate Senior Notes tendered herewith will only be returned in the event of a Failed Remarketing.

Date:    ____________________________

                                          By: __________________________________
                                              Name:
                                              Title:
                                              Signature Guarantee: _____________

_____________________________________
                Name
                                              __________________________________
                                              Social Security or other Taxpayer
                                              Identification Number, if any
_____________________________________
              Address

_____________________________________

A.       PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)



(Please Print)
Address

(Please Print)





(Zip Code)


(Tax Identification or Social Security Number)




B.       DELIVERY INSTRUCTIONS

In the event of a Failed Final Remarketing, Senior Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)
Address

(Please Print)


(Zip Code)

(Tax Identification or Social Security Number)

In the event of a failed final remarketing, Senior Notes which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.


__________________
DTC Account Number

Name of Account Party:______________________________

                                                                       EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

Bank One Trust Company, N.A.
The Custodial Agent
1 Bank One Plaza
Suite IL1-0823
Chicago, IL 60670-0823
Telecopier No.: 312-336-8840
Attention: Corporate Trust Administration

         Re: Senior Notes due February 16, 2008 of Baxter International Inc. (the "Company")

         The undersigned hereby notifies you in accordance with Section 5.07(c) of the Pledge Agreement, dated as of December 17, 2002 (the "Pledge Agreement"), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and Bank One Trust Company, N.A., as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Units from time to time, that the undersigned elects to withdraw the $_________ aggregate principal amount of Separate Senior Notes delivered to the Collateral Agent on _________, 200_ for remarketing pursuant to Section 5.07(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Senior Notes to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.07(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Date:  ____________________________

                                       By: ____________________________________
                                           Name:
                                           Title:
                                           Signature Guarantee: _______________


___________________________________
               Name
                                           ____________________________________
                                           Social Security or other Taxpayer
                                           Identification Number, if any

___________________________________
             Address